Exhibit 10.18

August 27, 2007

Highlands Acquisition Corp.

One Paragon Drive, Suite 125

Montvale, New Jersey 07645

Ladies and Gentlemen:

Each of the undersigned agrees that it will not transfer its ownership interests in Highland Equity LLC, Fieldpoint Capital, LLC and Ivy Healthcare Capital II, L.P.  to anyone other than the founders of Highlands Acquisition Corp. (“Company”) or entities of which such founders are the beneficial owners, or beneficiaries, of until the transfer restrictions (as more fully described in the Company’s Registration Statement relating to its initial public offering and in the Escrow Agreement filed as an exhibit to such Registration Statement) relating to the Company’s securities held by Highland Equity LLC, Fieldpoint Capital, LLC and Ivy Healthcare Capital II, L.P. are removed.

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